Exhibit 99.1 FISCAL YEAR 2019 THIRD QUARTER Investor Presentation FEBRUARY 2019Exhibit 99.1 FISCAL YEAR 2019 THIRD QUARTER Investor Presentation FEBRUARY 2019

DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, Adjusted Diluted EPS, free cash flow, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses in the following information Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted Earnings Per Share, and net cash provided by operating activities to Free Cash Flow, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to revenue, operating income, net income or diluted EPS as measures of operating results, and (iii) use Free Cash Flow in addition to and not as an alternative to net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. All financial information for the full fiscal years ended March 31, 2017 and March 31, 2018 and the fourth quarter of fiscal year 2018 ended March 31, 2018 presented herein is as previously reported in our Annual Report on Form 10-K for the fiscal year ended March 31, 2018. Booz Allen is not required to retroactively recast any such financial information for the effects of ASC 606 and ASU 2017-07 until its Annual Report on Form 10-K for the fiscal year ended March 31, 2019. As such, the financial information presented herein for full fiscal years ended March 31, 2017 and March 31, 2018 and the fourth quarter of fiscal year 2018 ended March 31, 2018 does not reflect any impact of ASC 606 and ASU 2017-07. Unless otherwise specified, all references to record results are with respect to the period since Booz Allen's initial public offering. 1DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, Adjusted Diluted EPS, free cash flow, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses in the following information Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted Earnings Per Share, and net cash provided by operating activities to Free Cash Flow, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to revenue, operating income, net income or diluted EPS as measures of operating results, and (iii) use Free Cash Flow in addition to and not as an alternative to net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. All financial information for the full fiscal years ended March 31, 2017 and March 31, 2018 and the fourth quarter of fiscal year 2018 ended March 31, 2018 presented herein is as previously reported in our Annual Report on Form 10-K for the fiscal year ended March 31, 2018. Booz Allen is not required to retroactively recast any such financial information for the effects of ASC 606 and ASU 2017-07 until its Annual Report on Form 10-K for the fiscal year ended March 31, 2019. As such, the financial information presented herein for full fiscal years ended March 31, 2017 and March 31, 2018 and the fourth quarter of fiscal year 2018 ended March 31, 2018 does not reflect any impact of ASC 606 and ASU 2017-07. Unless otherwise specified, all references to record results are with respect to the period since Booz Allen's initial public offering. 1

Why Invest in Booz Allen Hamilton?

Investment Thesis



UNIQUE MARKET POSITION

=

3-year goals:


~$2
~$3
FY18 ADEPS
FY21 ADEPS

STRONG FINANCIAL RETURNS

50% ADEPS Growth
(+~2% Dividend Yield)

6–9%	10–30 bps	~$1.4B
Annual Revenue Growth	Margin Expansion	Capital Deployment, Incl Dividends

+



OPTION VALUE

2

Booz Allen's Leadership Team



Horacio D. Rozanski
President and CEO



Lloyd W. Howell, Jr.
CFO and Treasurer



Nancy J. Laben
Chief Legal Officer



Joseph W. Mahaffee
Chief Administrative Officer



Angela M. Messer
Chief Transformation Officer



Elizabeth M. Thompson
Chief People Officer



Kristine Martin Anderson
Civilian Services Group Lead



Karen M. Dahut
Global Defense Group Lead



Gary D. Labovich
Management Systems Modernization Lead



Christopher Ling
National Security Group Lead



Susan L. Penfield Chief Innovation Officer and Strategic Innovation Group Lead

Our employees work at **400+ locations in 20+ countries**

25,800+ NUMBER OF EMPLOYEES(1)

- *28%(2) are Veterans*
- *~69%(2) of staff with security clearances*

- *~84% hold bachelor's degrees, ~40% hold master's degrees, ~3% hold doctoral degrees(2)*

1) As of 12/31/2018
2) Data as of 3/31/18

3

Booz Allen continues its 100+ year history as an industry leader

We bring bold thinking and a desire to be the best in our work in consulting, analytics, digital solutions, engineering, and cyber, focused on agencies ranging from defense to health, energy, and international development

KEY HIGHLIGHTS

- Founded in 1914 (100+ year history)
- Headquartered in McLean, VA (close to core clients)
- November 2010 IPO (NYSE listed under ticker BAH)
- Single P&L (drives collaboration across leadership)
- $6.6B in 12/31/18 LTM Revenue
- $414M in 12/31/18 LTM Net Income (6.3% margin)
- $674M in 12/31/18 LTM Adj. EBITDA (10.3% margin)
- Pure-play services provider (96% U.S. Gov't - 12/31/18)
- Diversification insulates P&L (~5,000 total contracts) (1)

Q3'19 CONTRACT MIX



100%
50%
0%
26%
50%
24%
23%
54%
23%
Q3'18
Q3'19
Fixed Price
Cost Reimbursable
Time & Materials

WIN RATE (1)



100%
50%
0%
87%
63%
Recompetes
New Business

Q3'19 PRIME/SUB



Prime 92%
Sub 8%

1) *Contract information is based on FY'18 results*

4

Comprehensive Suite of Service Offerings

CAPABILITIES STRATEGICALLY ALIGNED WITH CUSTOMER PRIORITIES TODAY…

Consulting

Focuses on the talent and expertise needed to solve client problems and develop mission-oriented solutions.

Analytics

Focuses on delivering transformational solutions in the areas of decision analytics, automation, and data science, as well as new or emerging areas.

Digital Solutions

Combines the power of modern systems development techniques and cloud platforms with machine learning to transform customer and mission experiences.

Engineering

Delivers engineering services and solutions to define, develop, implement, sustain, and modernize complex physical systems.

Cyber

Focuses on active prevention, detection, and cost effectiveness for cybersecurity needs.

…COMBINED WITH STRATEGIC INVESTMENTS IN INNOVATIVE CAPABILITIES ANTICIPATING CUSTOMERS' NEEDS TOMORROW

Artificial Intelligence

Applies and scales the use of machine learning to transform how clients perform their missions and run their organizations where people and increasingly intelligent machines collaborate to solve problems.

Direct Energy

Use high-energy lasers or high-powered microwaves to efficiently disrupt or damage targets with non-kinetic, speed-of-light engagement.

5

Broad customer base spanning the U.S. Government, international and commercial clients



Revenue by Market [1]
Q3'19

DEFENSE (46%)

- **Air Force**
- **Army**
- **Joint Combatant Commands**
- **Navy/Marine Corps**

GLOBAL / COMMERCIAL (4%)

- **Commercial:** Financial Services, Health and Life Sciences, Energy, Transportation
- **International:** Middle East, North Africa Region, and Select Asian Markets

INTEL (23%)

- **U.S. Intelligence Agencies:** National Security Agency, National Geospatial-Intelligence Agency, National Reconnaissance Office
- **Military Intelligence Agencies**: Defense Intelligence Agency, Service Intelligence Centers, Intelligence Surveillance Reconnaissance Units

CIVIL (27%)

- **Homeland Security**
- **Health & Human Services**
- **Veterans Affairs**
- **Treasury**
- **Justice**

1) Client listing includes significant clients based on revenue, but the lists are not all inclusive

6

Large and growing addressable market provides ample opportunity for continued growth TOTAL CONTRACTOR-ADDRESSABLE SERVICES SPENDING U.S. GOVERNMENT (1) (GFY17-GFY23) ($B) 2018 DISCRETIONARY BUDGET $500 $450 $461 $447 $400 $424 $417 $402 $394 $350 Total $394B $356 + INTEL Contracted $300 $250 $200 $150 $100 Addressable $124B $50 Contracted $0 + INTEL, COMMERCIAL & GFY17 GFY18 GFY19 GFY20 GFY21 GFY22 GFY23 INTERNATIONAL Historical = Projected = 1) U.S. Office of Management and Budget. 2017 Budget U.S. Government 7Large and growing addressable market provides ample opportunity for continued growth TOTAL CONTRACTOR-ADDRESSABLE SERVICES SPENDING U.S. GOVERNMENT (1) (GFY17-GFY23) ($B) 2018 DISCRETIONARY BUDGET $500 $450 $461 $447 $400 $424 $417 $402 $394 $350 Total $394B $356 + INTEL Contracted $300 $250 $200 $150 $100 Addressable $124B $50 Contracted $0 + INTEL, COMMERCIAL & GFY17 GFY18 GFY19 GFY20 GFY21 GFY22 GFY23 INTERNATIONAL Historical = Projected = 1) U.S. Office of Management and Budget. 2017 Budget U.S. Government 7

Currently in its sixth year of implementation, we’re in the “payoff period” of our Vision 2020 growth strategy KEY ELEMENTS OF VISION 2020 IMPACT ON PERFORMANCE – “PAYOFF” • Moving closer to the center of our clients’ • Insulated operating performance through core mission budget / economic cycles • Increasing the technical content of our work• Higher barriers to entry; supports margin • Attracting and retaining superior talent in • Superior technical execution; stable hiring / diverse areas of expertise retention drives backlog conversion • Leveraging innovation to deliver complex, • Innovation a key component of investment differentiated, end-to-end solutions thesis; option value to enhance growth • Creating a broad network of external • Partnerships to synthesize innovation and partners and alliances create solutions (i.e. Dell / District Defend) • Expanding into commercial and • Mix shift drives higher growth and margin; international markets to eventually pivot mature commercial solutions to government end markets 8Currently in its sixth year of implementation, we’re in the “payoff period” of our Vision 2020 growth strategy KEY ELEMENTS OF VISION 2020 IMPACT ON PERFORMANCE – “PAYOFF” • Moving closer to the center of our clients’ • Insulated operating performance through core mission budget / economic cycles • Increasing the technical content of our work• Higher barriers to entry; supports margin • Attracting and retaining superior talent in • Superior technical execution; stable hiring / diverse areas of expertise retention drives backlog conversion • Leveraging innovation to deliver complex, • Innovation a key component of investment differentiated, end-to-end solutions thesis; option value to enhance growth • Creating a broad network of external • Partnerships to synthesize innovation and partners and alliances create solutions (i.e. Dell / District Defend) • Expanding into commercial and • Mix shift drives higher growth and margin; international markets to eventually pivot mature commercial solutions to government end markets 8

As a result of Vision 2020, Booz Allen anticipates our strong financial performance will continue NET INCOME (IN MILLIONS) GROWTH... $305 $294 $252 $233 $232 $219 (1) FY13 FY14 FY15 FY16 FY17 FY18 ... DRIVES STRONG DILUTED EARNINGS PER SHARE $2.05 $1.94 $1.67 $1.54 $1.52 $1.45 (1) FY13 FY14 FY15 FY16 FY17 FY18 1 2016 Net Income benefited from one time release of pre-acquisition income tax reserves assumed by the Company in connection with the acquisition of our Company by The Carlyle Group 9As a result of Vision 2020, Booz Allen anticipates our strong financial performance will continue NET INCOME (IN MILLIONS) GROWTH... $305 $294 $252 $233 $232 $219 (1) FY13 FY14 FY15 FY16 FY17 FY18 ... DRIVES STRONG DILUTED EARNINGS PER SHARE $2.05 $1.94 $1.67 $1.54 $1.52 $1.45 (1) FY13 FY14 FY15 FY16 FY17 FY18 1 2016 Net Income benefited from one time release of pre-acquisition income tax reserves assumed by the Company in connection with the acquisition of our Company by The Carlyle Group 9

Our strong earnings growth is a derivative of robust, above-market organic revenue growth

ACCELERATING ADJUSTED EBITDA (IN MILLIONS), ADEPS GROWTH



$2.50
$2.30
$2.10
$1.90
$1.70
$1.50
$600
$560
$520
$480
$440
$529
$534
$524
$506
$547
$585
$1.65
$1.63
$1.60
$1.65
$1.75
$2.01
FY13
FY14
FY15
FY16
FY17
FY18
Adj. EBITDA
ADEPS

ORGANIC REVENUE GROWTH CONSISTENTLY ABOVE MARKET (1), (2), (3)



10%
0%
-10%
-20%
(3.4%)
(13.2%)
(8.4%)
(14.7%)
(3.7%)
(12.8%)
2.5%
(3.9%)
7.4%
(2.3%)
6.3%
0.2%
FY13
FY14
FY15
FY16
FY17
FY18
Booz Allen
Gov Services Industry Avg

1) *Gov Services Industry includes Leidos, SAIC, ManTech, CACI, Engility, and CSRA (through Q3 FY18)*
2) *Organic growth reflects disclosed commentary (through SEC filing, presentation, or transcript) around organic growth performance*
3) *Source: Company presentations, SEC filings, and earnings transcripts*

10

Strong Backlog and Book-to-Bill continue to support robust performance and growth thesis (1) Backlog $20.5 (2) (2) (2) (2) (2) (3) (3) (3) (2) (4) (4) (4) Book-to-Bill Trends (2) (2) (2) (2) (2) (3) (3) (3) (2) (4) (4) (4) 1) For more information on the components of backlog, and the differences between backlog 2) Revenue, as reported under ASC 605 and remaining performance obligations, please see the Company's Form 10-Q for the fiscal 3) Revenue, as adjusted from previously reported to reflect ASC 606 and ASU 2017-07 11 quarter ended 12/31/18 4) Revenue, as reported, reflecting ASC 606 and ASU 2017-07Strong Backlog and Book-to-Bill continue to support robust performance and growth thesis (1) Backlog $20.5 (2) (2) (2) (2) (2) (3) (3) (3) (2) (4) (4) (4) Book-to-Bill Trends (2) (2) (2) (2) (2) (3) (3) (3) (2) (4) (4) (4) 1) For more information on the components of backlog, and the differences between backlog 2) Revenue, as reported under ASC 605 and remaining performance obligations, please see the Company's Form 10-Q for the fiscal 3) Revenue, as adjusted from previously reported to reflect ASC 606 and ASU 2017-07 11 quarter ended 12/31/18 4) Revenue, as reported, reflecting ASC 606 and ASU 2017-07

Post-recession, Booz Allen has established a track record of deploying capital to deliver shareholder value


CAPITAL DEPLOYED AND TSR PERFORMANCE SINCE IPO
TSR SINCE IPO : 544%(1)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
700.0%
600.0%
500.0%
400.0%
300.0%
200.0%
100.0%
0.0%
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
1/31/19
Quarterly Div.
Special Div.
Share Repo
M&A


CAPITAL DEPLOYED SINCE IPO(1): ~$2.9B ($B)
$2.00
$1.50
$1.00
$0.50
$0.00
~$0.50
~$0.45
~$1.50
~$0.46
M&A
Share Repurchases
Special Dividends
Quarterly Dividends

1) TSR as of 1/31/2019 and assumes dividend reinvested – Capital Deployed as of FY'18

12

Booz Allen has and will continue to make our quarterly dividend a focus of our investment thesis

Booz Allen Quarterly Dividend

- Industry leader in quarterly dividend growth, increasing our quarterly dividend $0.02 annually each of the last four years
- Our commitment to growth is unmatched in the pure-play government services sector
- This year, we've increased our quarterly dividend $0.04 cents (vs. prior increases of $0.02 per share) due to:
  - The fundamental strength in our business and sector
  - Confidence in our earnings and cash flow generation going forward
- The increase is meant to show:
  - Commitment to our investment thesis (~2% yield)
  - Our desire to continue our track record of industry leading growth (avoid atrophy in growth rate)

Historical Quarterly Dividend Growth Rate[1,2]



Booz Allen
S&P 500
Peer Median
Annualized Dividend Growth
10%
12%
0%
21%
9%
4%
15%
5%
0%
13%
6%
0%
12%
11%
6%
2014
2015
2016
2017
2018

① Quarterly dividend initiated in 2012

② Proven annual dividend growth since 2013

→ Investment thesis: ~2% dividend yield

1) Calendar Year Annualized Dividend Growth Rate
2) Peers include: CACI, SAIC, LDOS, MANT, PRSP

13

QUARTERLY PERFORMANCE: Q3 FY19QUARTERLY PERFORMANCE: Q3 FY19

Key Financial Results THIRD QUARTER FISCAL YEAR 2019 RESULTS (1) (1) THIRD QUARTER YEAR TO DATE (12/31/18) $1.7 billion 13.1% Increase 8.5% Increase Revenue $4.9 billion $1.2 billion 12.2% Increase $3.5 billion 9.5% Increase Revenue, Excluding Billable Expenses Adjusted EBITDA $180 million 23.8% Increase $521 million 19.5% Increase 9.5% Increase 10.1% Increase Adjusted EBITDA Margin on Revenue 10.8% 10.6% 76.2% Increase 50.1% Increase Net Income $132 million $329 million 36.6% Increase 38.4% Increase Adjusted Net Income $103 million $305 million $0.92 80.4% Increase $2.27 55.5% Increase Diluted EPS $0.72 41.2% Increase $2.12 42.3% Increase Adjusted Diluted EPS Net Cash Provided by Operating $9 million (87.5)% Decrease $283 million 14.7% Increase Activities 1) Comparisons are to prior fiscal year periods 15Key Financial Results THIRD QUARTER FISCAL YEAR 2019 RESULTS (1) (1) THIRD QUARTER YEAR TO DATE (12/31/18) $1.7 billion 13.1% Increase 8.5% Increase Revenue $4.9 billion $1.2 billion 12.2% Increase $3.5 billion 9.5% Increase Revenue, Excluding Billable Expenses Adjusted EBITDA $180 million 23.8% Increase $521 million 19.5% Increase 9.5% Increase 10.1% Increase Adjusted EBITDA Margin on Revenue 10.8% 10.6% 76.2% Increase 50.1% Increase Net Income $132 million $329 million 36.6% Increase 38.4% Increase Adjusted Net Income $103 million $305 million $0.92 80.4% Increase $2.27 55.5% Increase Diluted EPS $0.72 41.2% Increase $2.12 42.3% Increase Adjusted Diluted EPS Net Cash Provided by Operating $9 million (87.5)% Decrease $283 million 14.7% Increase Activities 1) Comparisons are to prior fiscal year periods 15

Q3 FY19 Performance: Aligned with Investment Thesis

Investment Thesis

Unique Market Position

- Investments in innovation, talent, and capabilities position us to help clients adopt current and new technologies
- First mover advantage enhanced by our ability to combine mission knowledge, consulting heritage and technical depth creating value for critical missions and top priorities

=

Strong Financial Returns

50% ADEPS Growth

+

~2% Dividend Yield

6 - 9% Annual Revenue Growth

10 - 30 bps Margin Expansion

~$1.4B in Capital Deployment

+

Option Value

Continued investment in new business lines and solutions that will drive future growth

Industry Leading Growth	• Growth in revenue ex-billables driving earnings growth – 12% growth year-over-year • Expanding talent base plus near-record total backlog to catalyze strong future growth
Margin Expansion Supports Increase in Guidance Range	• Strong margin performance ahead of expectation for 2019; Adj. EBITDA Margin on Revenue of 10.8% • Strong contract performance was the primary contributor to margin strength • Guidance of Adj. EBITDA Margin on Revenue now a range of 10% to 10.5%, an increase from approximately 10% previously
Prudent Capital Deployment	• $83 million in share repurchases; $172 million through December 31, 2018 • $27 million in quarterly dividends; $82 million through December 31, 2018 • Increasing quarterly dividend by $0.04 per share (vs. prior increases of $0.02 per share)

16

Capital Allocation DELIVERING STRONG CAPITAL RETURNS THROUGH EFFICIENT CAPITAL DEPLOYMENT STRATEGY • Increasing our quarterly dividend by $0.04 per share (vs. prior increases of $0.02 per share) • Investor day yield target a priority, as is continuing our track record of quarterly dividend growth • Our FY19 and multi-year capital deployment plans remain on track, subject to market conditions • Aim to deploy $350 million this fiscal year • Aim to deploy $1.4 billion over the next three fiscal years • We returned $110 million to shareholders in dividends and share repurchases during the quarter, equating to ~$254 million year to date and ~$362 million over the last twelve months • Approximately $330 million of share repurchase authorization remained as of December 31, 2018 Quarterly Capital Deployment ($ in Ms) LTM Capital Deployment ($ in Ms) 17Capital Allocation DELIVERING STRONG CAPITAL RETURNS THROUGH EFFICIENT CAPITAL DEPLOYMENT STRATEGY • Increasing our quarterly dividend by $0.04 per share (vs. prior increases of $0.02 per share) • Investor day yield target a priority, as is continuing our track record of quarterly dividend growth • Our FY19 and multi-year capital deployment plans remain on track, subject to market conditions • Aim to deploy $350 million this fiscal year • Aim to deploy $1.4 billion over the next three fiscal years • We returned $110 million to shareholders in dividends and share repurchases during the quarter, equating to ~$254 million year to date and ~$362 million over the last twelve months • Approximately $330 million of share repurchase authorization remained as of December 31, 2018 Quarterly Capital Deployment ($ in Ms) LTM Capital Deployment ($ in Ms) 17

APPENDIXAPPENDIX

Non-GAAP Financial Information • Revenue, Excluding Billable Expenses represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations. • Adjusted Operating Income represents operating income before: (i) adjustments related to the amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group (the “Carlyle Acquisition”), and (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. • Adjusted EBITDA represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. The Company prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • Adjusted Net Income represents net income before: (i) adjustments related to the amortization of intangible assets resulting from the Carlyle Acquisition, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) amortization or write-off of debt issuance costs and write-off of original issue discount, (iv) release of income tax reserves, and (v) re-measurement of deferred tax assets and liabilities as a result of the 2017 Tax Act in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. We view net income excluding the impact of the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. • Adjusted Diluted EPS represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements. • Free Cash Flow represents the net cash generated from operating activities less the impact of purchases of property and equipment. 19Non-GAAP Financial Information • Revenue, Excluding Billable Expenses represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations. • Adjusted Operating Income represents operating income before: (i) adjustments related to the amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group (the “Carlyle Acquisition”), and (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. • Adjusted EBITDA represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. The Company prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • Adjusted Net Income represents net income before: (i) adjustments related to the amortization of intangible assets resulting from the Carlyle Acquisition, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) amortization or write-off of debt issuance costs and write-off of original issue discount, (iv) release of income tax reserves, and (v) re-measurement of deferred tax assets and liabilities as a result of the 2017 Tax Act in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. We view net income excluding the impact of the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. • Adjusted Diluted EPS represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements. • Free Cash Flow represents the net cash generated from operating activities less the impact of purchases of property and equipment. 19

Non-GAAP Financial Information

(In thousands, except share and per share data)	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	Nine Months Ended December 31, 2018	Nine Months Ended December 31, 2017
	(Unaudited)		(Unaudited)	
Revenue, Excluding Billable Expenses				
Revenue	$ 1,663,112	$ 1,470,709	$ 4,923,957	$ 4,536,524
Billable expenses	510,047	443,015	1,465,831	1,378,235
Revenue, Excluding Billable Expenses	$ 1,153,065	$ 1,027,694	$ 3,458,126	$ 3,158,289
Adjusted Operating Income				
Operating Income	$ 161,932	$ 128,473	$ 467,295	$ 388,027
Transaction expenses (a)	—	—	3,660	—
Adjusted Operating Income	$ 161,932	$ 128,473	$ 470,955	$ 388,027
EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses				
Net income	$ 132,037	$ 74,927	$ 328,954	$ 219,186
Income tax expense	8,232	31,572	68,569	104,683
Interest and other, net (b)	21,663	21,974	69,772	64,158
Depreciation and amortization	17,780	16,701	50,359	48,196
EBITDA	179,712	145,174	517,654	436,223
Transaction expenses (a)	—	—	3,660	—
Adjusted EBITDA	$ 179,712	$ 145,174	$ 521,314	$ 436,223
Adjusted EBITDA Margin on Revenue	10.8%	9.9%	10.6%	9.6%
Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses	15.6%	14.1%	15.1%	13.8%
Adjusted Net Income				
Net income	$ 132,037	$ 74,927	$ 328,954	$ 219,186
Transaction expenses (a)	—	—	3,660	—
Release of income tax reserves (c)	(462)	—	(462)	—
Re-measurement of deferred tax assets/liabilities (d)	(28,972)	—	(27,908)	—
Amortization or write-off of debt issuance costs and write-off of original issue discount	533	672	2,401	1,993
Adjustments for tax effect (e)	(139)	(199)	(1,576)	(727)
Adjusted Net Income	$ 102,997	$ 75,400	$ 305,069	$ 220,452
Adjusted Diluted Earnings Per Share				
Weighted-average number of diluted shares outstanding	143,056,900	146,570,617	143,832,886	148,447,248
Adjusted Net Income Per Diluted Share (f)	$ 0.72	$ 0.51	$ 2.12	$ 1.49
Free Cash Flow				
Net cash provided by operating activities	$ 8,636	$ 68,858	$ 283,203	$ 246,920
Less: Purchases of property and equipment	(18,404)	(26,078)	(58,076)	(63,067)
Free Cash Flow	$ (9,768)	$ 42,780	$ 225,127	$ 183,853

(a) Reflects debt refinancing costs incurred in connection with the refinancing transaction consummated on July 23, 2018.

(b) Reflects the combination of Interest expense and Other income (expense), net from the condensed consolidated statement of operations.

(c) Release of pre-acquisition income tax reserves assumed by the Company in connection with the Carlyle Acquisition.

(d) Reflects primarily the adjustment made to the provisional income tax benefit associated with the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act.

(e) Fiscal 2018 reflects the tax effect of adjustments at an assumed effective tax rate of 40%. For fiscal 2019 with the enactment of the 2017 Tax Act, adjustments are reflected using an assumed effective tax rate of 26%, which approximates a blended federal and state tax rate for fiscal 2019, and consistently excludes the impact of other tax credits and incentive benefits realized.

(f) Excludes an adjustment of approximately $0.8 million and $2.1 million of net earnings for the three and nine months ended December 31, 2018, respectively, and excludes an adjustment of approximately $0.7 million and $1.9 million of net earnings for the three and nine months ended December 31, 2017, respectively, associated with the application of the two-class method for computing diluted earnings per share.

20

Non-GAAP Financial Information (a)

$ in thousands, except for shares and per share data	FY2013	FY2014	FY2015	FY2016	FY2017	FY2018
Revenue, Excluding Billable Expenses						
Revenue	$ 5,758,059	$ 5,478,693	$ 5,274,770	$ 5,405,738	$ 5,804,284	$ 6,171,853
Billable Expenses	1,532,590	1,487,115	1,406,527	1,513,083	1,751,077	1,861,312
Revenue, Excluding Billable Expenses	$ 4,225,469	$ 3,991,578	$ 3,868,243	$ 3,892,655	$ 4,053,207	$ 4,310,541
EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses						
Net income	$ 219,058	$ 232,188	$ 232,569	$ 294,094	$ 252,490	$ 305,111
Income tax expense	149,253	148,599	153,349	85,368	159,410	132,893
Interest and other, net	77,923	79,824	72,904	65,122	72,347	82,081
Depreciation and amortization	74,009	72,327	62,660	61,536	59,544	64,756
EBITDA	520,243	532,938	521,482	506,120	543,791	584,841
Certain stock-based compensation expense (b)	5,868	1,094	—	—	—	—
Transaction expenses (d)	2,725	—	2,039	—	3,354	—
Adjusted EBITDA	$ 528,836	$ 534,032	$ 523,521	$ 506,120	$ 547,145	$ 584,841
Adjusted EBITDA Margin on Revenue (%)	*9.2 %*	*9.7 %*	*9.9 %*	*9.4 %*	*9.4 %*	*9.5 %*
Adjusted Net Income						
Net income	$ 219,058	$ 232,188	$ 232,569	$ 294,094	$ 252,490	$ 305,111
Certain stock-based compensation expense (b)	5,868	1,094	—	—	—	—
Transaction expenses (d)	2,725	—	2,039	—	3,354	—
Amortization of intangible assets (c)	12,510	8,450	4,225	4,225	4,225	—
Amortization or write-off of debt issuance costs and write-off of original issue discount	13,018	6,719	6,545	5,201	8,866	2,655
Release of income tax reserves (e)	—	—	—	(53,301)	—	—
Re-measurement of deferred tax assets/liabilities (f)	—	—	—	—	—	(9,107)
Adjustments for tax effect (g)	(13,649)	(6,505)	(5,124)	(3,770)	(6,578)	(969)
Adjusted Net Income	$ 239,530	$ 241,946	$ 240,254	$ 246,449	$ 262,357	$ 297,690
Adjusted Diluted Earnings per Share						
Weighted-average number of diluted shares outstanding	144,854,724	148,681,074	150,375,531	149,719,137	150,274,640	147,750,022
Adjusted Net Income per Diluted Share (h)	$ 1.65	$ 1.63	$ 1.60	$ 1.65	$ 1.75	$ 2.01

a The use and definition of Non-GAAP financial measurements can be found in the company's public filings
b Reflects stock-based compensation expense for options for Class A Common Stock and restricted shares, in each case, issued in connection with the acquisition of our Company by the Carlyle Group under the Officers' Rollover Stock Plan. Also reflects stock-based compensation expense for Equity Incentive Plan Class A Common Stock options issued in connection with the acquisition of our Company by the Carlyle Group under the Equity Incentive Plan.
c Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group.
d Fiscal 2013 reflects debt refinancing costs associated with the Recapitalization Transaction consummated on July 31, 2012. Fiscal 2015 reflects debt refinancing costs associated with the refinancing transaction consummated on May 7, 2014. Fiscal 2017 reflects debt refinancing costs associated with the refinancing transaction consummated on July 13, 2016.
e Release of pre-acquisition income tax reserves assumed by the Company in connection with the acquisition of our Company by The Carlyle Group
f Reflects the provisional income tax benefit associated with the re-measurement of the Company's deferred tax assets and liabilities as a result of the Tax Cuts and Jobs Act (the "2017 Tax Act").
g Fiscal periods before 2018 reflect the tax effect of adjustments at an assumed effective tax rate of 40%. Beginning in the third quarter of fiscal 2018 with the enactment of the 2017 Tax Act, adjustments are reflected using an assumed effective tax rate of 36.5%, which approximates a blended federal and state tax rate for fiscal 2018, and consistently excludes the impact of other tax credits and incentive benefits realized.
h Excludes adjustments associated with the application of the two-class method for computing diluted earnings per share.

21

Financial Results – Key Drivers Third Quarter Fiscal 2019 – Below is a summary of the key factors driving results for the fiscal 2019 third quarter ended December 31, 2018 as compared to the prior year: • Revenue increased by 13.1% to $1.7 billion driven primarily by continued strength in client demand, which led to a total headcount increase of more than 1,000 and an increase in direct client staff labor, as well as improved contract performance. • Revenue, Excluding Billable Expenses increased 12.2% to $1.2 billion due to increased client demand which led to increased client staff headcount, an increase in direct client staff labor, and improved contract performance. • Operating Income and Adjusted Operating Income both increased 26.0% to $161.9 million. Increases in both were primarily driven by the same factors driving revenue growth, as well as improved contract performance. The Company also benefited from an $11.2 million reduction in expense as a result of an amendment and re-valuation of its long term disability plan liability. • Net income increased 76.2% to $132.0 million and Adjusted Net Income increased 36.6% to $103.0 million. These increases were primarily driven by the same factors as Operating Income and Adjusted Operating Income. Net income and Adjusted Net Income also benefited from the Company’s recognition of an income tax benefit driven by the lower federal corporate tax rate of approximately $20.6 million, which is $10.0 million higher than the benefit recognized in the prior year period. Additionally, Net income benefited from an additional income tax benefit of approximately $29.0 million related to the re-measurement of the Company's deferred tax assets and liabilities related to the tax method change for unbilled receivables approved by the Internal Revenue Service in the third quarter of fiscal 2019. • EBITDA increased 23.8% to $179.7 million and Adjusted EBITDA increased 23.8% to $179.7 million. These increases were due to the same factors as Operating Income and Adjusted Operating Income. • Diluted EPS increased to $0.92 from $0.51 and Adjusted Diluted EPS increased to $0.72 from $0.51. The increases were primarily driven by the same factors as Net Income and Adjusted Net Income, as well as a lower share count in the third quarter of fiscal 2019. • As of December 31, 2018, total backlog was $20.5 billion, an increase of 22.7% . Funded backlog was $3.5 billion, an increase of 22.5%. 22Financial Results – Key Drivers Third Quarter Fiscal 2019 – Below is a summary of the key factors driving results for the fiscal 2019 third quarter ended December 31, 2018 as compared to the prior year: • Revenue increased by 13.1% to $1.7 billion driven primarily by continued strength in client demand, which led to a total headcount increase of more than 1,000 and an increase in direct client staff labor, as well as improved contract performance. • Revenue, Excluding Billable Expenses increased 12.2% to $1.2 billion due to increased client demand which led to increased client staff headcount, an increase in direct client staff labor, and improved contract performance. • Operating Income and Adjusted Operating Income both increased 26.0% to $161.9 million. Increases in both were primarily driven by the same factors driving revenue growth, as well as improved contract performance. The Company also benefited from an $11.2 million reduction in expense as a result of an amendment and re-valuation of its long term disability plan liability. • Net income increased 76.2% to $132.0 million and Adjusted Net Income increased 36.6% to $103.0 million. These increases were primarily driven by the same factors as Operating Income and Adjusted Operating Income. Net income and Adjusted Net Income also benefited from the Company’s recognition of an income tax benefit driven by the lower federal corporate tax rate of approximately $20.6 million, which is $10.0 million higher than the benefit recognized in the prior year period. Additionally, Net income benefited from an additional income tax benefit of approximately $29.0 million related to the re-measurement of the Company's deferred tax assets and liabilities related to the tax method change for unbilled receivables approved by the Internal Revenue Service in the third quarter of fiscal 2019. • EBITDA increased 23.8% to $179.7 million and Adjusted EBITDA increased 23.8% to $179.7 million. These increases were due to the same factors as Operating Income and Adjusted Operating Income. • Diluted EPS increased to $0.92 from $0.51 and Adjusted Diluted EPS increased to $0.72 from $0.51. The increases were primarily driven by the same factors as Net Income and Adjusted Net Income, as well as a lower share count in the third quarter of fiscal 2019. • As of December 31, 2018, total backlog was $20.5 billion, an increase of 22.7% . Funded backlog was $3.5 billion, an increase of 22.5%. 22

Financial Results – Key Drivers Nine Months Ended December 31, 2018 – Booz Allen's cumulative performance for the first three quarters of fiscal 2019 has resulted in: • Net cash proved by operating activities was $283.2 million as of December 31, 2018 as compared to $246.9 million in the prior year period. Delays in the billing and collection of our revenue growth, including administrative delays in client processing, resulted in decreases to operating cash. However, increased efficiencies related to working capital during the year partially offset those decreases in operating cash, resulting in an overall improvement in operating cash over the prior year period. Free Cash Flow was $225.1 million as of December 31, 2018 as compared to $183.9 million as of December 31, 2017. Free Cash Flow was affected by the same factors affecting cash provided by operating activities as well as a decrease in capital expenditures year over year related to infrastructure investments. 23Financial Results – Key Drivers Nine Months Ended December 31, 2018 – Booz Allen's cumulative performance for the first three quarters of fiscal 2019 has resulted in: • Net cash proved by operating activities was $283.2 million as of December 31, 2018 as compared to $246.9 million in the prior year period. Delays in the billing and collection of our revenue growth, including administrative delays in client processing, resulted in decreases to operating cash. However, increased efficiencies related to working capital during the year partially offset those decreases in operating cash, resulting in an overall improvement in operating cash over the prior year period. Free Cash Flow was $225.1 million as of December 31, 2018 as compared to $183.9 million as of December 31, 2017. Free Cash Flow was affected by the same factors affecting cash provided by operating activities as well as a decrease in capital expenditures year over year related to infrastructure investments. 23

Shareholder and Stock Information • Website: investors.boozallen.com • Contact Information – Investor Relations Nicholas Veasey Director of Investor Relations 703/377-5332 Veasey_Nicholas@bah.com – Media James Fisher Principal, Media Relations 703/377-7595 Fisher_James_W@bah.com – Corporate Governance Nancy Laben Executive Vice President, Chief Legal Officer and Secretary 703/377-9042 Laben_Nancy@bah.com 24Shareholder and Stock Information • Website: investors.boozallen.com • Contact Information – Investor Relations Nicholas Veasey Director of Investor Relations 703/377-5332 Veasey_Nicholas@bah.com – Media James Fisher Principal, Media Relations 703/377-7595 Fisher_James_W@bah.com – Corporate Governance Nancy Laben Executive Vice President, Chief Legal Officer and Secretary 703/377-9042 Laben_Nancy@bah.com 24